                                                                    Exhibit 99.1

                          EDISON MISSION HOLDINGS CO.

                    8.137% Senior Secured Bonds due 2019 and

                      8.734% Senior Secured Bonds due 2026

                                  CONSENT FORM
       Consent to Proposed Amendments, Proposed Waivers and Authorization
                 Pursuant to the Consent Solicitation Statement
                            Dated November    , 2001
                   TO: The Bank of New York (as successor to
                   United States Trust Company of New York),
                                   as Trustee

      BY HAND BEFORE 4:30 P.M. NEW YORK CITY TIME ON THE EXPIRATION DATE:

                              THE BANK OF NEW YORK
                  C/O UNITED STATES TRUST COMPANY OF NEW YORK
                                30 BROAD STREET
                                    B-LEVEL
                            NEW YORK, NEW YORK 10004

       BY HAND AFTER 4:30 P.M. NEW YORK CITY TIME ON THE EXPIRATION DATE:

                              THE BANK OF NEW YORK
                  C/O UNITED STATES TRUST COMPANY OF NEW YORK
                                30 BROAD STREET
                                   14TH FLOOR
                            NEW YORK, NEW YORK 10004

                 BY FIRST CLASS, REGISTERED OR CERTIFIED MAIL:

                              THE BANK OF NEW YORK
                  C/O UNITED STATES TRUST COMPANY OF NEW YORK
                                  P.O. BOX 112
                             BOWLING GREEN STATION
                            NEW YORK, NEW YORK 10274
                      ATTENTION: CORPORATE TRUST SERVICES

                           BY FACSIMILE TRANSMISSION:
                           Facsimile: (212) 422-0183

                      Attention: Corporate Trust Services

                FOR INFORMATION: (800) 548-6565 (CALL TOLL FREE)

    This consent form relates to the solicitation of consents made by Edison Mission Holdings Co., a California corporation, only to holders, as defined in this consent form, of its outstanding 8.137% Senior Secured Bonds due 2019 and its 8.734% Senior Secured Bonds due 2026, collectively the outstanding bonds, as described in the accompanying consent solicitation statement dated November __, 2001 of Edison Mission Holdings. The term "registered holder" as used in this consent form means any person in whose name outstanding bonds were registered in the register maintained by The Bank of New York, as successor to United States Trust Company of New York, as trustee under the indenture dated as of May 27, 1999 between Edison Mission Holdings and United States Trust Company of New York as of the close of business on November ___, 2001, which is the record date. The term "holder" as used in this consent form means (1) a registered holder or
(2) any other person who has been authorized by proxy or in any other manner acceptable to Edison Mission Holdings (or any other person claiming title by or through such person) to vote the outstanding bonds on behalf of a registered holder.

    CONSENT FORMS SHOULD BE DELIVERED TO THE BANK OF NEW YORK AS THE TRUSTEE (NOT TO EDISON MISSION HOLDINGS, THE SOLICITATION AGENTS OR THE INFORMATION AGENT). IN NO EVENT SHOULD A HOLDER TENDER OR DELIVER ANY OUTSTANDING BONDS. IF AND WHEN EDISON MISSION HOLDINGS RECEIVES THE REQUISITE CONSENTS AND THE SALE-LEASEBACK TRANSACTION, AS DESCRIBED IN THE CONSENT SOLICITATION STATEMENT, IS CONSUMMATED, THE OUTSTANDING BONDS WILL BE REPLACED BY A LIKE AMOUNT OF PASS-THROUGH BONDS.

    ANY BENEFICIAL OWNER OR REGISTERED HOLDER WHO IS NOT THE REGISTERED HOLDER OF THE OUTSTANDING BONDS WITH RESPECT TO WHICH A CONSENT FORM IS DELIVERED BUT WHO DESIRES TO GIVE A CONSENT AND THUS BE ENTITLED TO RECEIVE A CONSENT PAYMENT, MUST BE AUTHORIZED BY PROXY OR IN ANY OTHER MANNER ACCEPTABLE TO EDISON MISSION HOLDINGS TO VOTE THE OUTSTANDING BONDS ON BEHALF OF A REGISTERED HOLDER AND EVIDENCE OF AUTHORITY MUST BE DELIVERED TO THE TRUSTEE.

                                    CONSENT

    By execution of this consent form, the undersigned acknowledges receipt of the consent solicitation statement. The undersigned hereby represents and warrants that the undersigned is a holder of the outstanding bonds indicated below and has full power and authority to take the action indicated below in respect of those outstanding bonds. The undersigned will, upon request, execute and deliver any additional documents deemed by Edison Mission Holdings to be necessary or desirable to perfect the undersigned's consent or evidence such power and authority.

    The undersigned acknowledges that the undersigned must comply with the provisions of this consent form, and complete the information required in this consent form, to validly consent to the effectuation of the sale-leaseback transaction, the proposed amendments, the proposed waivers and an authorization to amend the indenture and related security documents, which are all as described in the consent solicitation statement.

    Please indicate by marking the appropriate box below whether you wish
(1) to consent to the effectuation of the sale-leaseback transaction, the proposed amendments, the proposed waivers and the authorization, all as more fully described in the consent solicitation statement, (2) not to consent to the effectuation of the sale-leaseback transaction, the proposed amendments, the proposed waivers and the authorization or (3) to abstain from taking action with respect to the effectuation of the sale-leaseback transaction, the proposed amendments, the proposed waivers and the authorization. The undersigned acknowledges that a consent form delivered under any one of the procedures described under the heading "The Consent Solicitation" in the consent solicitation statement and in the instructions to this consent form will constitute a binding agreement between the undersigned and Edison Mission Holdings upon the terms and subject to the conditions of the consent solicitation. THE UNDERSIGNED FURTHER UNDERSTANDS THAT IF NO BOX IS CHECKED, BUT THIS CONSENT FORM IS EXECUTED AND DELIVERED TO THE TRUSTEE, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE EFFECTUATION OF THE SALE-LEASEBACK TRANSACTION, THE PROPOSED AMENDMENTS, THE PROPOSED WAIVERS AND THE AUTHORIZATION.

           CONSENT                    DO NOT CONSENT                     ABSTAIN
             / /                            / /                            / /

    Unless otherwise specified in the table below, this consent form relates to
(1) the total principal amount of outstanding bonds held of record by the undersigned at the close of business on the record date or (2) if the undersigned is not a registered holder and this consent relates to outstanding bonds in respect of which the undersigned is acting pursuant to a proxy or other authority given by the registered holder, the total principal amount of outstanding bonds to which the proxy or other authority given by the registered holder relates. If this consent form relates to less than the total principal amount of outstanding bonds so registered in the name of the undersigned or to which a proxy or other authorization relates, the undersigned has listed on the table below the certificate numbers and principal amounts of outstanding bonds for which consent is given. Consents with respect to less than the total principal amount of outstanding bonds must be in integral multiples of $1,000. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this consent form.

        DESCRIPTION OF OUTSTANDING BONDS AS TO WHICH CONSENTS ARE GIVEN

     NAME(S) AND                                AGGREGATE PRINCIPAL   PRINCIPAL AMOUNT WITH
   ADDRESS(ES) OF                              AMOUNT OF OUTSTANDING    RESPECT TO WHICH
 REGISTERED HOLDERS    CERTIFICATE NUMBER(S)*         BONDS**         CONSENTS ARE GIVEN**
---------------------  ----------------------  ---------------------  ---------------------

                       TOTAL: PRINCIPAL AMOUNT
                       CONSENTING U.S.$

------------------------

* Need not be completed by holders whose outstanding bonds are held of record by depositories.

** Unless otherwise indicated in the column labeled "Principal Amount With Respect to Which Consents are Given," the holder will be deemed to have consented in respect of the entire aggregate principal amount represented by the outstanding bonds indicated in the column labeled "Aggregate Principal Amount of Outstanding Bonds."

                          CONSENT PAYMENT INSTRUCTIONS

    If the requisite consents are received on or before the expiration date and if specified other conditions described in the consent solicitation statement are satisfied or waived, including the consummation of the sale-leaseback transaction, Edison Mission Holdings will pay to each holder who has validly delivered a consent (which has not been revoked) on or before the expiration date a one-time consent payment of U.S.$__ in cash for each U.S.$1,000 in principal amount of outstanding bonds in respect of which the consent has been validly delivered. THE DELIVERY OF ALL DOCUMENTS, INCLUDING FULLY EXECUTED CONSENT FORMS, IS AT THE ELECTION AND RISK OF THE HOLDER.

    In order for a consent to be valid and effective, the consent form must be properly completed, executed and received by the trustee on or before the expiration date. The execution of the amended and restated indenture and the consent payment are conditioned, upon the closing of the sale-leaseback transaction among other things, on (a) there being validly delivered, on or before the expiration date, the requisite consents, and (b) the absence of any law or regulation which would, and the absence of any injunction or action or other proceeding (pending or threatened) which (in the case of any action or proceeding, if adversely determined) would, make unlawful or invalid or enjoin the implementation of the proposed amendments and the authorization, the entering into of the amended and restated indenture or the making of the consent payment or question the legality or validity thereof.

    Consent payments will be made by deposit with the trustee, which will act as agent for the holders and transmit the payments to the holders within five (5) days of the expiration date. The consent payments may be made by check. Please indicate below to whom the consent payment should be made.

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS

      To be completed ONLY if a check for consent payment is to be issued in the name of and sent to someone other than the undersigned.

  Issue Check to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S)*
                                   OF PAYEE)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

      To be completed ONLY if a check for consent payment is to be sent to the undersigned at an address other than that shown on page 3 of this document or, if the box immediately to the left is filled in, other than the address appearing therein.

  Mail Check to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

------------------------------------------------------

------------------------------

*   Please also complete the enclosed Substitute Form W-9

    The undersigned authorizes the trustee to deliver this consent form and any proxy delivered in connection with this consent form to Edison Mission Holdings as evidence of the undersigned's consent to the effectuation of the sale-leaseback transaction, the proposed amendments, the proposed waivers and the authorization.

    IMPORTANT--PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

                           IMPORTANT--READ CAREFULLY

    If this consent form is executed by the registered holder(s), it must be executed in exactly the same manner as the name(s) appear(s) on the bonds. In addition, a DTC participant may execute this consent form exactly as its name appears on DTC's securities position listing as of the record date. If outstanding bonds are held of record by two or more joint holders, all these holders must sign the consent form. If a signature is by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the person should so indicate when signing and must submit with this consent form appropriate evidence satisfactory to Edison Mission Holdings of the person's authority to so act. If outstanding bonds are registered in different names, separate consent forms must be executed covering each form of registration. If a consent form is executed by a person other than the registered holder, it must be accompanied by a proxy duly executed by the registered holder.

--------------------------------------------------------------------------------

                                   SIGN HERE

  ____________________________________________________________________________

  ____________________________________________________________________________
                           SIGNATURE(S) OF HOLDER(S)

  Date: ______________________________________________________________________

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: (   )__________________________________________

  Tax ID or Social Security No.: _____________________________________________

                           GUARANTEE OF SIGNATURE(S)

  Authorized Signature: ______________________________________________________

  Name and Title: ____________________________________________________________
                                 (PLEASE PRINT)

  Dated: _____________________________________________________________________

  Name of Firm: ______________________________________________________________
--------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

    This tax information is provided in connection with the consent solicitation made to holders of the outstanding bonds.

    Under the United States federal income tax laws, the consent payment and future interest payments may be subject to backup withholding. Generally, these payments will be subject to backup withholding unless the holder (1) is exempt from backup withholding or (2) furnishes the payer with its correct taxpayer identification number, which we refer to as the TIN, and certifies that the number provided is correct and further certifies that the holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each holder that consents to the proposed amendments, proposed waivers and authorization and wants to avoid backup withholding, should provide the trustee, as Edison Mission Holdings' agent, which we refer to as the requestor, with the holder's correct TIN (or with a certification that the holder is awaiting a taxpayer identification number) and with a certification that the holder is not subject to backup withholding by completing Substitute Form W-9 below.

    Some holders (including, among others, all corporations and some foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. These statements may be obtained from the solicitation agents or the information agent. Exempt holders, while not required to file Substitute Form W-9, should file Substitute Form W-9 and write "exempt" on its face to avoid possible erroneous backup withholding. Foreign persons not subject to backup withholding should complete and submit to the trustee a Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner For U.S. Withholding), and/or other applicable Form(s) W-8, instead of the Substitute Form W-9. See the enclosed GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 for additional instructions.

    If backup withholding applies, Edison Mission Holdings or the requestor, as the case may be, will be required to withhold at the applicable rate on the consent payment and any interest payments made to a holder. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of your tax liability, and your U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on consent payments and interest payments, you must notify the requestor of your correct TIN by completing the Substitute
Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct, or that you are awaiting a TIN. In addition, you are required to certify on Substitute Form W-9 that you are (1) exempt from backup withholding, or (2) not subject to backup withholding due to prior under-reporting of interest or dividend income, or (3) the Internal Revenue Service, which we refer to as the IRS, has notified you that you are no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE TRUSTEE

    To avoid backup withholding on consent payments and interest payments, you are required to give the trustee the taxpayer identification number of the registered holder of the outstanding bonds. If the registered holder is an individual, the TIN is the taxpayer's social security number. For most other entities, the TIN is the employer identification number (also referred to as an EIN). If the outstanding bonds are in more than one name or are not in the name of the actual owner, consult the enclosed GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 for additional guidelines on what TIN to report. If the trustee is provided with an incorrect TIN in connection with such payments, the holder may be subject to a $50.00 penalty imposed by the IRS.

                INSTRUCTIONS FOR CONSENTING HOLDERS FORMING PART
            OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION

    1. DELIVERY OF THIS CONSENT FORM. Subject to the terms and conditions of the consent solicitation statement, a properly completed and duly executed copy of this consent form and any other documents required by this consent form must be received by the trustee at its address set forth on the cover of this consent form on or before the expiration date. THE DELIVERY OF THIS CONSENT FORM AND ALL OTHER REQUIRED DOCUMENTS TO THE TRUSTEE IS AT THE ELECTION AND RISK OF THE HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE TRUSTEE. SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO CONSENT FORM SHOULD BE SENT TO ANY PERSON OTHER THAN THE TRUSTEE. THE EXPIRATION DATE IS
5:00 P.M., NEW YORK CITY TIME, ON DECEMBER   , 2001, UNLESS EXTENDED BY EDISON
MISSION HOLDINGS. CONSENT FORMS DELIVERED BY FACSIMILE WILL BE BINDING ONLY IF THE ORIGINAL CONSENT FORM IS DELIVERED ON OR BEFORE THE EXPIRATION DATE.

    Any beneficial owner or registered holder who wishes to consent to the effectuation of the sale-leaseback transaction, the proposed amendments, the proposed waivers and the authorization but who is not the registered holder thereof must arrange with the registered holder(s) in order (1) to have the registered holder deliver an executed proxy or other authorization entitling the beneficial owner or registered holder to execute the consent form or (2) to have the registered holder deliver the consent form on behalf of the beneficial owner or registered holder. Beneficial owners whose outstanding bonds are registered in someone else's name (for example, in the name of DTC or a broker-dealer) should ensure that the consent form is forwarded to the trustee on a timely basis.

    2. QUESTIONS REGARDING VALIDITY, FORM, LEGALITY, ETC. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved in the first instance by Edison Mission Holdings, whose determination will be binding. Edison Mission Holdings reserves the absolute right to reject any or all consents and revocations of consents that are not in proper form or the acceptance of which could, in the opinion of the Edison Mission Holdings' counsel, be unlawful. Edison Mission Holdings also reserves the right to waive any irregularities or condition of delivery as to particular consents. Unless waived, any irregularities in connection with deliveries must be cured within such time as Edison Mission Holdings determines. None of Edison Mission Holdings, the information agent, the solicitation agents, the trustee or any other person shall be under any duty to give notification of any irregularities or waiver, nor shall any of them incur any liability for failure to give notification. Deliveries of consent forms or notices of revocation will not be deemed to have been made until irregularities have been cured or waived. Edison Mission Holdings' interpretation of the terms and conditions of the consent solicitation statement (including this consent form and the instructions to this consent form) will be binding.

    3. HOLDERS ENTITLED TO CONSENT. Only a registered holder (or its representative or attorney-in-fact) or another person who has complied with the procedures set forth in the next sentence may execute or deliver a consent form. Any beneficial owner or registered holder of outstanding bonds who is not the registered holder of the outstanding bonds must arrange with the registered holder(s) to execute and deliver this consent form on his or her behalf or must obtain an irrevocable proxy or other authorization from the registered holder(s) and execute and deliver this consent form together with the other authorization. A consent by a holder is a continuing consent notwithstanding that registered ownership of an outstanding bond has been transferred subsequent to the record date. A person who becomes a holder with respect to the outstanding bonds after the record date may consent with respect to the outstanding bonds before the expiration date by delivering a consent form, provided that a consent form has not been given with respect to those outstanding bonds.

    4. SIGNATURES ON THIS CONSENT FORM; PROXIES. If this consent form is signed by the registered holder(s) of the outstanding bonds with respect to which this consent is given, or if a proxy delivered with this consent form is signed by the registered holder(s) of the outstanding bonds with respect to which this consent is given, the signature(s) of the registered holder(s) must correspond with the name(s) as contained on the register on the record date, without alteration, enlargement or any change whatsoever.

    The ownership of outstanding bonds held through DTC by DTC participants shall be established by a DTC security position listing provided by DTC as of the record date. DTC, as a registered holder, has executed an omnibus proxy in favor of DTC participants which will authorize each DTC participant to deliver a consent with respect to the outstanding bonds held by the DTC participant in DTC's name as of the record date.

    If any of the outstanding bonds with respect to which this consent is given were held of record on the record date by two or more joint owners, all these owners must sign this consent form, or any proxy delivered with this consent form if this consent form is being signed by a holder other than the registered holder(s). If any outstanding bonds with respect to which this consent is given have different registered holders, it will be necessary to complete, sign and submit as many separate copies of this consent form and any necessary accompanying documents as there are different registered holders.

    If this consent form or any proxies are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers or corporations or others acting in a fiduciary or representative capacity, these persons should indicate this fact when signing, and, unless waived by Edison Mission Holdings, evidence satisfactory to Edison Mission Holdings of their authority to so act must be submitted with this consent form.

    5. REVOCATION OF CONSENTS. Before the consent date, as described in the consent solicitation statement, holders of outstanding bonds may revoke their consent in part or in whole, but in multiples of $1,000. To revoke their consent, holders must, before that time, deliver to the trustee at the address set forth on the cover page of this consent form a written revocation of the consent, containing its name, the serial numbers of the outstanding bonds to which the revocation relates, the principal amount of the outstanding bonds to which the revocation relates and its signature. Holders' consents cannot be revoked after the consent date.

    If a revocation is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person must so indicate when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of consent will only be effective as to outstanding bonds listed on the revocation. Only a holder as reflected in the register of the trustee is entitled to revoke a consent previously given. A beneficial owner of outstanding bonds who is not the holder of such outstanding bonds must arrange with the registered holder to execute and deliver to the trustee on the beneficial owner's behalf, or to the beneficial owner for forwarding to the trustee by the beneficial owner, either a revocation of any consent already given with respect to the outstanding bonds or the duly executed proxy from the registered holder authorizing the beneficial owner to act on behalf of the registered holder as to the consent. A revocation of a consent may only be rescinded by the execution and delivery of a new consent, in accordance with the procedures in the consent solicitation statement described by the holder who delivered the revocation.

    6. WAIVER OF CONDITIONS. Edison Mission Holdings reserves the absolute right to amend, waive or modify specified conditions of the consent solicitation, subject (if required) to the agreement of the trustee.

    7. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions or requests for assistance in completing and delivering this consent form or for additional copies of the consent solicitation statement or this consent form may be directed to the solicitation agents or the information agent at the addresses and telephone numbers below:

                               Information Agent:
                             D. F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                               Banks and Brokers:
                         (212) 269-5550 (call collect)
                                  All Others:
                           (800) 290-6427 (toll free)

                              Solicitation Agents:

 Credit Suisse First Boston Corporation              Lehman Brothers Inc.
          Eleven Madison Avenue                        101 Hudson Street
      New York, New York 10010-3629              Jersey City, New Jersey 07302
      (212) 538-8474 (call collect)                Telephone: (212) 455-3328
       (800) 820-1653 (toll free)                (212) 681-2265 (call collect)
  Attention: Liability Management Group            Attention: Steve Delaney

    8. SUBSTITUTE FORM W-9. Each holder who wishes to consent to the proposed amendments, proposed waivers and authorization should provide the trustee with a correct TIN on Substitute Form W-9, a copy of which is included as Exhibit A to this consent form. Additional copies of Substitute Form W-9 may be obtained upon request from the solicitation agents or the information agent at the addresses or by calling the telephone numbers indicated above. Failure to provide the information on the form may subject the holder to federal income tax backup withholding with respect to the consent payments and future interest payments.
--------------------------------------------------------------------------------

                     REQUESTER'S NAME: THE BANK OF NEW YORK

-------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                                  PART 1 -- PLEASE PROVIDE YOUR               ------------------------
 FORM W-9                                    TIN IN THE BOX AT THE RIGHT OR,              SOCIAL SECURITY NUMBER
                                             IF YOU DO NOT HAVE A TIN, CHECK                        OR
                                             THE BOX IN PART 3 AND CERTIFY               ------------------------
                                             BY SIGNING AND DATING BELOW.             TAXPAYER IDENTIFICATION NUMBER

                                             ----------------------------------------------------------------------------

                                             PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
 DEPARTMENT OF THE TREASURY                  (1) The number shown on this form is my correct Taxpayer Identification
 INTERNAL REVENUE SERVICE (IRS)              Number (or I am waiting for a number to be issued to me),
                                             (2) I am not subject to backup withholding either because (a) I am exempt
 PAYER'S REQUEST FOR TAXPAYER                from backup withholding, (b) I have not been notified by the IRS that I am
 IDENTIFICATION NUMBER (TIN)                     subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no
 PLEASE FILL IN YOUR NAME AND                    longer subject to backup withholding, and
 ADDRESS BELOW.                              (3) I am a U.S. person (as defined for U.S. federal income tax purposes).
                                             ----------------------------------------------------------------------------
                                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if
------------------------                     you have been notified by the IRS that you are subject to backup withholding
 Name                                        because of under reporting interest or dividends on your tax return.
------------------------                     However, if after being notified by the IRS that you were subject to backup
 Address (number and street)                 withholding, you received another notification from the IRS that you are no
------------------------                     longer subject to backup withholding, do not cross out item (2). If you are
 City, State and Zip Code                    exempt from backup withholding, check the box in Part 4 and see the enclosed
                                             "Guidelines for Certification of Taxpayer Identification Number on
                                             Substitute Form W-9".

                                             Signature: ------------------------------------------      Date
-------------------------------------------------------------------------------------------------------------------------

        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
           NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

    The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

               GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9
                                     PAGE 1

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

    NAME

    If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

    SOLE PROPRIETOR--You must enter your individual name as shown on your Social Security card. You may enter your business, trade or "doing business as" name on the business name line.

    LIMITED LIABILITY COMPANY (LLC)--If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations ss. 301.7701-3, enter the owner's name. Enter the LLC's name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

    OTHER ENTITIES--Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the business name line.

    TAXPAYER IDENTIFICATION NUMBER (TIN)

    You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number, which we refer to as the ITIN. Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see HOW TO GET A TIN BELOW. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations ss. 301.7701-3, and are owned by an individual, enter the owner's Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's employer identification number. See the chart below for further clarification of name and TIN combinations.

    Social Security numbers, which we refer to as SSN's, have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers, which we refer to as EIN's, have nine digits separated by only one hyphen: i.e. 00-0000000.

    The table below will help determine the number to give the requester.

               GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION

                NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9

                                     PAGE 2

--------------------------------------------------
FOR THIS TYPE OF
ACCOUNT:                  GIVE NAME AND SSN OF:
--------------------------------------------------

1. Individual             The individual

2. Two or more            The actual owner of the
   individuals (joint     account or, if combined
   account)               funds, the first
                          individual on the
                          account(1)

3. Custodian account of   The minor(2)
   a minor (Uniform Gift
   to Minors Act)

4. a. The usual           The grantor-trustee(1)
      revocable savings
      trust (grantor is
      also trustee)

  b. The so-called trust The actual owner(1) account that is not a legal or valid trust under state law

5. Sole proprietorship    The owner(3)

--------------------------------------------------
FOR THIS TYPE OF ACCOUNT: GIVE NAME AND EIN OF:
--------------------------------------------------

 6. A valid trust,        Legal entity(4)
    estate or pension
    trust

 7. Corporation           The corporation

 8. Association, club,    The organization
    religious,
    charitable,
    educational or
   other tax-exempt
    organization

 9. Partnership           The partnership

10. A broker or           The broker or nominee
    registered nominee

11. Account with the      The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government,
   school district, or
    prison) that
    receives
    agricultural
   program payments

--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's Social Security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number, if you have one.

(4) List first and circle the name of the legal trust, estate or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

    HOW TO GET A TIN

    If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get FORM SS-5, APPLICATION FOR A SOCIAL SECURITY NUMBER CARD, from your local Social Security Administration office. Get FORM W-7 to apply for an individual taxpayer identification number or FORM SS-4, APPLICATION FOR EMPLOYER IDENTIFICATION NUMBER, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

    If you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the form, and give it to the requester. For interest and dividend payments and some payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.

               GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9
                                     PAGE 3

    NOTE: WRITING "APPLIED FOR" MEANS THAT YOU HAVE ALREADY APPLIED FOR A TAXPAYER IDENTIFICATION NUMBER OR THAT YOU INTEND TO APPLY FOR ONE SOON.

EXEMPTION FROM BACKUP WITHHOLDING

    PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Individuals (including sole proprietors) are NOT exempt from backup withholding.

    For interest and dividends, the following payees are generally exempt from backup withholding:

    - A corporation.

    - A financial institution.

    - An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

    - The United States or any of its agencies or instrumentalities.

    - A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

    - A foreign government or any of its political subdivisions, agencies or instrumentalities.

    - An international organization or any of its agencies or instrumentalities.

    - A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

    - A real estate investment trust.

    - A common trust fund operated by a bank under section 584(a) of the Code.

    - An entity registered at all times during the tax year under the Investment Company Act of 1940.

    - A foreign central bank of issue.

    - A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

    - A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

    PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

    Dividends and patronage dividends that are generally exempt from backup withholding include:

    - Payments to nonresident aliens subject to withholding under section 1441 of the Code.

    - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    - Payments made by an ESOP pursuant to section 404(k) of the Code.

    Interest payments that are generally exempt from backup withholding include:

    - Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

    - Payments described in section 6049(b)(5) of the Code to nonresident aliens.

    - Payments on tax-free covenant bonds under section 1451 of the Code.

    - Payments made by certain foreign organizations.

    Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and their regulations.

    IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, YOU SHOULD STILL COMPLETE AND FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. ENTER YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER IN PART I, WRITE "EXEMPT" IN
PART II, AND SIGN AND DATE THE FORM AND RETURN IT TO THE REQUESTER.

    If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed appropriate FORM W-8.

    PRIVACY ACT NOTICE.--Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold on taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

    (1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.

    (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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